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Exhibit 32

CERTIFICATION

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of NeuroMetrix, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Annual Report for the year ended December 31, 2009 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2010	/s/ SHAI N. GOZANI, M.D., PH.D. Shai N. Gozani, M.D., Ph.D. Chairman, President and Chief Executive Officer

Date: March 12, 2010	/s/ THOMAS T. HIGGINS Thomas T. Higgins Senior Vice President, Chief Financial Officer and Treasurer

        This certification is being furnished and not filed, and shall not be incorporated into any document for any purpose, under the Securities Exchange Act of 1934 or the Securities Act of 1933.

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  Exhibit 32
CERTIFICATION